PROPERTY, PLANTS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]

NOTE 7:-     PROPERTY, PLANTS AND EQUIPMENT, NET

Composition:

	December 31,
	2010	2011
Cost:
Computers and equipment	48,615	16,972
Motor vehicles	732	578
Buildings	3,552	3,453
Leasehold improvements	8,045	11,582

	60,944	32,585
Accumulated depreciation:
Computers and equipment	41,382	9,209
Motor vehicles	573	243
Buildings	1,749	1,770
Leasehold improvements	4,829	2,198

	48,533	13,420

Depreciated cost	12,411	19,165

Depreciation expenses totaled $ 4,000, $ 4,051 and $ 4,260 for the years ended December 31, 2009, 2010 and 2011, respectively.

In 2009, Magic sold its office building in Hungary and its Israel-based headquarters’ office building for $ 535 and $ 5,200, respectively. As a result of the sales, Magic recorded net gains of approximately $ 289 and $ 1,960, respectively.